EXHIBIT 1 - AMENDMENT #20

            The following is an amendment (“Amendment”) to the Global Custody Agreement dated June 25, 2001, as amended from time to time (the “Agreement”), by and between JPMorgan Chase Bank (previously The Chase Manhattan Bank) (“Bank”) and each open-end management investment company listed on Exhibit 1 thereto (each a “Trust,” collectively “Customer”).  This Amendment serves to update the names of the Trusts and certain of their portfolios (each a “Fund”) listed on Exhibit 1.  Bank and Customer hereby agree that all of the terms and conditions as set forth in the Agreement are hereby incorporated by reference with respect to the Trusts and Funds listed below.

Exhibit 1 is hereby amended as follows:

Vanguard Admiral Funds

            Vanguard S&P 500 Growth Index Fund

            Vanguard S&P 500 Value Index Fund

            Vanguard S&P Mid-Cap 400 Growth Index Fund

            Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard Bond Index Funds

Vanguard Inflation-Protected Securities Fund

Vanguard Intermediate-Term Bond Index Fund

            Vanguard Long-Term Bond Index Fund

            Vanguard Short-Term Bond Index Fund

            Vanguard Total Bond Market Index Fund

            Vanguard Total Bond Market Index II Fund

Vanguard Chester Funds

            Vanguard Target Retirement Income Fund

            Vanguard Target Retirement 2005 Fund

            Vanguard Target Retirement 2010 Fund

            Vanguard Target Retirement 2015 Fund

            Vanguard Target Retirement 2020 Fund

            Vanguard Target Retirement 2025 Fund

            Vanguard Target Retirement 2030 Fund

            Vanguard Target Retirement 2035 Fund

            Vanguard Target Retirement 2040 Fund

            Vanguard Target Retirement 2045 Fund

            Vanguard Target Retirement 2050 Fund

            Vanguard Target Retirement 2055 Fund

Vanguard CMT Funds

            Vanguard Market Liquidity Fund

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Vanguard Fixed Income Securities Funds

            Vanguard GNMA Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Index Funds

            Vanguard Growth Index Fund

            Vanguard Mid-Cap Growth Index Fund

            Vanguard Mid-Cap Value Index Fund

            Vanguard Small-Cap Index Fund

            Vanguard Total Stock Market Index Fund

Vanguard Scottsdale Funds

            Vanguard Short-Term Government Bond Index Fund

            Vanguard Intermediate-Term Government Bond Index Fund

            Vanguard Long-Term Government Bond Index Fund

            Vanguard Short-Term Corporate Bond Index Fund

            Vanguard Intermediate-Term Corporate Bond Index Fund

            Vanguard Long-Term Corporate Bond Index Fund

            Vanguard Mortgage-Backed Securities Index Fund

Vanguard Specialized Funds

            Vanguard Dividend Appreciation Index Fund

Vanguard Health Care Fund

Vanguard Precious Metals Fund

Vanguard STAR Funds

Vanguard LifeStrategy Conservative Growth Fund

            Vanguard LifeStrategy Growth Fund

            Vanguard LifeStrategy Income Fund

            Vanguard LifeStrategy Moderate Growth Fund

            Vanguard Total International Stock Index Fund

Vanguard Tax-Managed Funds

            Vanguard Tax-Managed Balanced Fund

Vanguard Valley Forge Funds

            Vanguard Balanced Index Fund

Vanguard Variable Insurance Funds

            Total Bond Market Index Portfolio

Vanguard Wellesley Income Fund

Vanguard Wellington Fund

Vanguard Whitehall Funds

Vanguard International Explorer Fund

Vanguard High Dividend Yield Index Fund

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Vanguard World Fund

            Vanguard Extended Duration Treasury Index Fund

Vanguard International Growth Fund

AGREED TO as of ___________________, 2010 BY:

JPMorgan Chase Bank                                                  Each Fund listed on Exhibit 1

By:       __________________________                                By:       _________________________

Name:  __________________________                                Name:  Jean E. Drabick

Title:     __________________________                                Title:     Assistant Treasurer

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